Lincoln Statistical Report

first Q U A R T E R

2 0 0 7

The financial data in this document is dated May 1, 2007 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
First Quarter
2007

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-9
Consolidated Balance Sheet	10
Balance Sheet Data - Segment Highlights	11

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	12
Operational Data	13
Account Value Roll Forward	14
Individual Annuities
Income Statements & Operational Data	15
Account Value Roll Forward	16
Account Values	17

Employer Markets
Defined Contribution
Income Statements & Operational Data	18
Account Value Roll Forward	19
Supplemental Data	20
Executive Benefits
Income Statements & Operational Data	21
Account Value Roll Forward and Supplemental Data	22
Group Protection
Income Statements & Operational Data	23
Supplemental Data	24

Investment Management
Income Statements	25
Assets Under Management Roll Forward	26

Lincoln UK
Income Statements	27
Operational Data	28

Lincoln Financial Media	29

Other Operations	29

Domestic Deposits / Account Balances / Net Flows	30

Investment Data
Assets Managed	31
Other Investment Data	32

3/31/2007                                                                                 ii
NOTES

On April 3, 2006, LNC completed its previously announced merger with Jefferson Pilot Corporation ("JP"). Beginning with the second quarter of 2006, we are reporting results through the following segments: Individual Markets - Annuities, Individual Markets - Life Insurance, Employer Markets - Retirement Products, Employer Markets - Group Protection, Investment Management, Lincoln UK and Lincoln Financial Media. Historical information presented in this report has been restated to reflect the new organizational structure. As described below, certain reclassifications have been made to historically reported items to reflect the new reporting practices of LNC.

Definitions and Presentation

"Income from Operations," "Operating Revenue," "Return on Capital," and "Station Operating Income" are non-GAAP financial measures and do not replace GAAP revenue and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
* Realized gains and losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* The cumulative effect of accounting changes,
* Reserve changes on business sold through reinsurance net of related deferred gain amortization,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Loss on early retirement of debt, including subordinated debt

  NOTE: Income from operations is lower than previously reported as it now includes restructuring charges previously excluded in the determination of income from operations

*Operating revenue represents revenue excluding the following, as applicable:
* Realized gains or losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Deferred gain amortization related to reserve changes on business sold through reinsurance

*Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts.   Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

*Station operating income is calculated as communications revenues less operating costs and expenses before depreciation and amortization.

Income from operations, operating revenue, return on capital, and station operating income are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce,  spreads, and assets under management.

*Sales as reported consist of the following:
* Universal life ("UL"), including Moneyguard, and COLI - first year commissionable premium plus 5% of excess premium received, including UL internal replacements
* Whole life and term - first year paid premium
* Annuity - deposits from new and existing customers
* Group Protection - annualized first year premium from new policies
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

Reclassifications

Certain reclassifications have been made in the historical presentation of certain revenue and expense items. The principal reclassifications consist of the following:

* Deferred Front End Loads ("DFEL") - capitalization and amortization of DFEL is reported as a component of expense assessments revenue. Depending on the segment, these had previously been reported as a component of either other  revenue, benefits expense or DAC amortization.

* Investment Management Advisory Fees and General and Administrative Expenses - certain reclassifications have been made between revenue and expenses for such items as distribution fees and management fee waivers to conform to current industry practices.

* Commissions and general & administrative expenses - we reclassified certain distribution expenses to commissions which had previously been reported in general & administrative expenses. This change impacted the Individual Markets Life segment and is also reflected in our consolidated presentation.

* We made several reclassifications within our Other Operations income statement to separately present intersegment eliminations affecting revenues and expenses and we have also disclosed some additional line items. These changes were incorporated into all pages that reference Other Operations.

3/31/2007				PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2007	2006
	Amount	Amount	Change	% Change
Income from Operations - By Segment
Individual Life Insurance	$166.6	$69.0	$97.6	141.4%
Individual Annuities	121.0	66.4	54.6	82.2%
Individual Markets	287.6	135.4	152.2	112.4%
Defined Contribution	49.7	52.5	(2.8)	-5.3%
Executive Benefits	14.4	7.5	6.9	92.0%
Group Protection	23.1	-	23.1	NM
Employer Markets	87.3	60.0	27.3	45.5%
Investment Management	16.2	15.3	0.9	5.9%
Lincoln UK	10.9	10.7	0.2	1.9%
Lincoln Financial Media	12.4	-	12.4	NM
Other Operations	(35.2)	0.1	(35.3)	NM
Total Income from Operations (1)	379.1	221.4	157.7	71.2%

Realized gains (losses)	17.1	(4.2)	21.3	NM
Net gain (loss) on reinsurance
derivative/trading account securities	-	3.8	(3.8)	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	-	-
Net Income	$396.5	$221.2	$175.3	79.2%

Earnings per share (diluted)

Income from Operations (1)	$1.36	$1.25	$0.11	8.8%
Realized losses	0.06	(0.03)	0.09	300.0%
Net gain (loss) on reinsurance
derivative/trading account securities	-	0.02	(0.02)	-100.0%
Net Income	$1.42	$1.24	$0.18	14.5%

Operating Revenue- By Segment
Individual Life Insurance	$971.4	$500.6	$470.8	94.0%
Individual Annuities	605.1	374.8	230.3	61.4%
Individual Markets	1,576.5	875.4	701.1	80.1%
Defined Contribution	246.8	249.2	(2.4)	-1.0%
Executive Benefits	111.7	57.2	54.5	95.3%
Group Protection	360.4	-	360.4	NM
Employer Markets	718.9	306.4	412.5	134.6%
Investment Management	150.2	139.6	10.6	7.6%
Lincoln UK	90.7	69.5	21.2	30.5%
Lincoln Financial Media	67.5	-	67.5	NM
Other Operations	40.0	31.7	8.3	26.2%
Total Operating Revenue	2,643.8	1,422.6	1,221.2	85.8%

Realized losses	26.4	(6.9)	33.3	NM
Gain (loss) on reinsurance
derivative/trading account securities	(0.2)	5.9	(6.1)	NM
Amortization of deferred gain-reserve development	0.3	0.3	-	-
Total Revenue	$2,670.4	$1,421.8	$1,248.6	87.8%

(1) Income from operations includes after-tax restructuring charges of $2.5 million, or 1 cent per share, and $0.2 million, or -0- cents per share, for the quarters ended March 31, 2007 and 2006, respectively.

3/31/07	PAGE 2

Financial Highlights
Unaudited [in Billions]

Operational Data by Segment	For the Quarter Ended March 31
	2007	2006
	Amount	Amount	Change	% Change

Individual Markets
Individual Annuities
Gross deposits	$2.821	$2.136	$0.685	32.1%
Net flows	0.754	0.770	(0.015)	-1.9%
Account values (gross)	68.438	51.059	17.380	34.0%
Account values (net of reinsurance)	66.749	48.857	17.892	36.6%
Individual Life Insurance
Sales (in millions) (1)	203.5	67.9	135.6	199.7%
Life insurance in-force	508.411	321.409	187.002	58.2%
Account values	26.924	14.268	12.655	88.7%
Employer Markets
Defined Contribution
Gross deposits (2)	$1.487	$1.241	$0.246	19.8%
Net flows	0.221	0.181	0.040	22.1%
Account values - annuities	28.669	27.487	1.182	4.3%
Alliance Mutual Funds	5.807	4.248	1.559	36.7%
Account values including Alliance Mutual Funds	34.475	31.735	2.741	8.6%
Executive Benefits
COLI/BOLI sales (in millions)	20.4	16.9	3.5	20.7%
Life insurance in-force	14.747	7.979	6.768	84.8%
Account values	4.264	1.387	2.878	207.5%
Group Protection
Annualized sales (in millions)	60.8	-	60.8	NM
Loss ratio (3)	72.7%	-	NM	NM
Investment Management Segment
Retail deposits	$3.603	$4.019	$(0.416)	-10.4%
Retail net flows	0.233	1.305	(1.073)	-82.2%
Institutional in-flows	2.431	5.044	(2.613)	-51.8%
Institutional net flows	(0.321)	3.592	(3.914)	NM
Total Deposits and In-flows	6.034	9.063	(3.029)	-33.4%
Total Net Flows	(0.088)	4.898	(4.986)	NM
Assets Under Management- Retail and Institutional	98.146	86.428	11.718	13.6%
Assets Under Management - General Account	67.292	41.995	25.296	60.2%
Assets Under Management - Total Segment	165.438	128.423	37.014	28.8%
Consolidated
Domestic Retail Deposits	$8.217	$7.449	$0.767	10.3%
Domestic Retail Account Balances	169.282	129.225	40.057	31.0%
Domestic Retail Net Flows	1.827	2.635	(0.807)	-30.6%
Domestic Deposits	10.536	12.236	(1.700)	-13.9%
Domestic Net Flows	1.554	6.188	(4.634)	-74.9%
Assets Under Management	237.031	182.995	54.036	29.5%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products

(2) Includes deposits for Alliance Mutual Funds which are not included in separate account liabilities on our balance sheet.
(3) Represents combined loss ratio for Life, Disability and Dental business.

3/31/2007
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2007	2006
	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$181,326.4	$128,472.0	$52,854.4	41.1%

Shareholders' Equity
Beg of period (including AOCI)	$12,201.0	$6,384.4	$5,816.6
End of period (including AOCI)	12,032.2	6,338.2	5,694.0
End of period (excluding AOCI)	11,372.5	6,053.2	5,319.3
Average equity (excluding AOCI)	11,480.2	5,954.9	5,525.3

Return on Equity
Net income/average equity (excluding AOCI)	13.8%	14.9%
Inc from operations/average equity (excluding AOCI)	13.2%	14.9%

Return on Capital
Inc from operations/average capital	10.6%	12.8%

Common Stock Outstanding
Average for the period - diluted	279.5	177.9	101.5	57.1%
End of period - assuming conv of preferreds	270.9	176.1	94.8	53.8%
End of period - diluted	274.0	178.5	95.5	53.5%

Book value (including AOCI)	$44.42	$35.99	$8.43	23.4%
Book value (excluding AOCI)	41.98	34.37	7.61	22.2%

Cash Returned to Shareholders
Share repurchase - dollar amount	$511.7	$-	$511.7
Dividends declared to shareholders	106.8	67.5	39.3
Total Cash Returned to Shareholders	$618.5	$67.5	$551.0

Share repurchase - number of shares	7.215	-	7.215
Dividend declared on common stock - per share	$0.395	$0.380	$0.015	3.9%
Dividend payout ratio (1)	27.8%	30.6%
Annualized yield (2)	2.3%	2.8%

Comprehensive Income (Loss)
Net income	$396.5	$221.2
Net unrealized gains (losses) on securities	35.3	(276.4)
Gains (losses) on derivatives	7.7	27.8
Foreign currency translation	3.2	6.3
Minimum pension liability adjustment	-	(0.6)
Funded status of employee benefit plans (4)	0.4	-
Comprehensive Income	$443.0	$(21.7)

Ratios:
Debt to total capitalization (3)	21.9%	18.1%
Debt to equity (3)	28.1%	22.2%

Ratings as of April 30, 2007:
	A.M. Best	Fitch	Moody's	Standard & Poors

Senior Debt Ratings:	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA
Jefferson-Pilot Life Insurance Company	A+	AA	Aa3	AA
Jefferson Pilot Financial Insurance Company	A+	AA	Aa3	AA
Jefferson Pilot LifeAmerica Insurance Company	A+	AA	N/R	AA

[1] Indicated dividend divided by net income
[2] Indicated dividend divided by the closing price
[3] Equity used in calculation excludes accumulated other comprehensive income (loss). Capital securities are considered 25% debt and 75% equity.
(4) SFAS 158 was adopted effective December 31, 2006 which requires the disclosure of the funded status of our pension and post-retirement benefit plans on the balance sheet.

3/31/2007						PAGE 4
Combined Production Data (1)
Unaudited [in Billions]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Individual Markets
Individual Life Insurance
Sales by Product (millions)
Universal Life
Excluding MoneyGuard	$83.4	$97.5	$119.9	$177.6	$166.2	99.3%
MoneyGuard	7.7	7.5	8.3	7.8	7.4	-3.9%
Total	91.1	105.0	128.2	185.4	173.6	90.6%
Variable universal life	16.4	15.7	13.0	22.1	20.6	25.6%
Whole life	1.2	0.4	0.7	0.6	0.1	-91.7%
Term	11.2	11.3	10.7	10.0	9.3	-17.0%
Total Sales by Product	$120.0	$132.3	$152.5	$218.1	$203.5	69.6%

Individual Annuity Deposits
Fixed	$0.560	$0.644	$0.818	$0.855	$0.661	18.0%
Variable	1.666	1.867	1.658	2.061	2.000	20.0%
Indexed annuities	0.173	0.228	0.244	0.245	0.160	-7.5%
Total Individual Annuities	$2.399	$2.739	$2.720	$3.161	$2.821	17.6%

Employer Markets
Defined Contribution
Fixed	$0.253	$0.242	$0.268	$0.183	$0.299	18.2%
Variable	0.669	0.714	0.583	0.559	0.655	-2.1%
	0.923	0.955	0.851	0.742	0.953	3.3%
Alliance Mutual Funds Deposits	0.318	0.204	0.235	0.357	0.533	67.6%
Total Annuity and Alliance Mutual Funds	$1.241	$1.159	$1.086	$1.099	$1.487	19.8%

Executive Benefits
COLI/BOLI sales (millions)	$17.5	$17.2	$16.3	$32.5	$20.4	16.6%

Group Protection
Annualized Sales (millions)
Life	$23.6	$15.3	$19.4	$43.1	$22.7	-3.8%
Disability	34.2	22.9	24.7	56.9	28.6	-16.4%
Dental	6.2	7.1	6.1	13.1	9.4	51.6%

Investment Management
Sales and Inflows
Retail
Annuities	$0.885	$0.869	$0.960	$0.932	$1.300	46.9%
Mutual funds	1.329	1.370	1.151	1.768	1.753	31.9%
Managed accounts & other	1.806	1.043	0.386	0.493	0.550	-69.5%
	4.019	3.282	2.497	3.192	3.603	-10.4%
Institutional	5.044	2.764	2.406	4.888	2.431	-51.8%
Total Sales and Inflows	$9.063	$6.046	$4.904	$8.080	$6.034	-33.4%

Total Annuity & Alliance
Mutual Fund Deposits
Fixed Annuities
Individual	$0.733	$0.872	$1.062	$1.100	$0.821	12.0%
Employer Markets	0.253	0.242	0.268	0.183	0.299	18.2%
	0.986	1.114	1.330	1.283	1.120	13.6%
Variable Annuities
Individual	1.666	1.867	1.658	2.061	2.000	20.0%
Employer Markets	0.669	0.714	0.583	0.559	0.655	-2.1%
	2.335	2.581	2.241	2.619	2.655	13.7%
Total Annuities	3.322	3.695	3.571	3.903	3.775	13.6%
Alliance Mutual Funds	0.318	0.204	0.235	0.357	0.533	67.6%
Total Annuity and Alliance Mutual Funds	$3.640	$3.898	$3.806	$4.259	$4.308	18.4%

(1) This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the April 4, 2006 merger been completed prior to the periods presented.

3/31/2007						PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Commissions	$212.9	$362.0	$382.6	$464.7	$446.5	109.7%

General and administrative expenses:
General and administrative expenses	287.7	374.1	400.6	434.4	392.2	36.3%
Merger-related expenses	-	7.4	12.1	15.8	10.1	NM
Total general and administrative expenses
excluding Broker/Dealer	287.7	381.5	412.7	450.2	402.3	39.8%

Restructuring charges	0.3	9.6	1.0	3.3	3.9	NM
Taxes, licenses and fees	33.5	47.3	50.3	48.0	66.1	97.3%
Interest (1)	21.7	65.0	67.3	70.4	61.5	183.4%
Total commissions and expenses incurred	556.1	865.4	914.0	1,036.6	980.2	76.3%

Less: commissions and expenses capitalized	(244.5)	(391.6)	(424.3)	(517.9)	(487.4)	-99.3%

Amortization:
DAC/VOBA Amortization	165.0	222.2	225.9	278.5	281.6	70.7%
Amortization of intangibles	2.0	6.6	3.1	4.4	4.3	115.0%
Total amortization	167.0	228.7	229.0	282.8	285.9	71.2%

Broker/Dealer commissions and G&A	46.6	79.3	76.6	80.0	87.2	87.1%

Total	$525.1	$781.9	$795.3	$881.5	$865.9	64.9%

Merger-related expenses: (2)
Severance and employee-related charges	$-	$12.8	$8.4	$6.2	$3.0	NM
Systems integration and related expenses	-	0.8	1.5	5.4	5.6	NM
Other expenses	-	3.1	3.2	7.5	5.4	NM
Total merger-related expenses	$-	$16.7	$13.1	$19.1	$14.0	NM

Note: The Consolidated Expense Detail data is presented on a GAAP basis.
(1) Interest expense for the fourth quarter 2006 includes $5.6 million related to losses on early extinguishment of debt.
(2) Represents merger-related expenses included in general and administrative expenses and restructuring charges.

3/31/2007						PAGE 6
Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Individual Life Insurance	$500.6	$901.4	$895.3	$958.4	$971.4	94.0%
Individual Annuities	374.8	552.6	596.5	637.3	605.1	61.4%
Individual Markets	875.4	1,454.0	1,491.8	1,595.7	1,576.5	80.1%
Defined Contribution	249.2	248.9	245.1	245.0	246.8	-1.0%
Executive Benefits	57.2	101.2	104.3	109.1	111.7	95.3%
Group Protection	-	354.9	332.1	344.8	360.4	NM
Employer Markets	306.4	704.9	681.5	698.9	718.9	134.6%
Investment Management	139.6	134.7	140.4	148.9	150.2	7.6%
Lincoln UK	69.5	81.4	72.3	84.8	90.7	30.5%
Lincoln Financial Media	-	57.7	60.0	70.2	67.5	NM
Other Operations	31.7	67.6	51.4	45.6	40.0	26.2%
Total Operating Revenue	1,422.6	2,500.3	2,497.4	2,644.1	2,643.8	85.8%

Realized gains (losses) on investments and derivatives	(6.9)	(6.7)	(5.8)	12.8	26.4	NM
Net gain (loss) on reinsurance
derivative/trading account securities	5.9	1.8	(4.7)	1.2	(0.2)	NM
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3
Total Revenue	$1,421.8	$2,495.6	$2,487.2	$2,658.4	$2,670.4	87.8%

Income from Operations (1)
Individual Life Insurance	$69.0	$147.1	$122.8	$157.4	$166.6	141.4%
Individual Annuities	66.4	89.0	129.4	123.8	121.0	82.2%
Individual Markets	135.4	236.1	252.2	281.1	287.6	112.4%
Defined Contribution	52.5	54.3	52.5	44.6	49.7	-5.3%
Executive Benefits	7.5	16.2	12.8	12.7	14.4	92.0%
Group Protection	-	37.0	28.8	33.2	23.1	NM
Employer Markets	60.0	107.6	94.0	90.5	87.3	45.5%
Investment Management	15.3	12.0	13.4	14.4	16.2	5.9%
Lincoln UK	10.7	9.9	8.3	9.9	10.9	1.9%
Lincoln Financial Media	-	11.9	14.6	17.5	12.4	NM
Other Operations	0.1	(26.1)	(11.5)	(38.4)	(35.2)	NM
Income from Operations (1)	221.4	351.4	371.0	375.2	379.1	71.2%

Realized gains (losses) on investments and derivatives	(4.2)	(3.8)	(4.1)	9.4	17.1	NM
Net gain (loss) on reinsurance
derivative/trading account securities	3.8	1.2	(3.1)	0.1	-	NM
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	0.2
Loss on early retirement of debt	-	-	-	(3.6)	-	NM
Net Income	$221.2	$349.0	$364.1	$381.3	$396.5	79.2%

OTHER DATA

	Three Months Ended
	March	June	Sept.	Dec.	March
	2006	2006	2006	2006	2007
Shareholders' Equity
Beg of period (including AOCI)	$6,384.4	$6,338.2	$11,404.8	$12,043.2	$12,201.0
End of period (including AOCI)	6,338.2	11,404.8	12,043.2	12,201.0	12,032.2
End of period (excluding AOCI)	6,053.2	11,439.8	11,436.0	11,587.9	11,372.5
Average equity (excluding AOCI) (2)	5,954.9	11,311.3	11,437.9	11,512.0	11,480.2

Common Shares Outstanding
Average for the period - diluted	177.9	282.6	282.4	280.4	279.5
End of period - diluted	178.5	285.0	281.3	280.2	274.0

Per Share Data (Diluted)
Net Income	$1.24	$1.23	$1.29	$1.36	$1.42
Income from Operations (1)	1.25	1.24	1.31	1.34	1.36

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$35.99	$40.48	$43.39	$44.21	$44.42
Shareholders' Equity (excluding AOCI)	34.37	40.60	41.20	41.99	41.98
Dividends declared (Common Stock)	0.380	0.380	0.380	0.395	0.395

Return on Equity
Net Income/Average Equity	14.9%	12.3%	12.7%	13.2%	13.8%
Inc from Operations/Average Equity	14.9%	12.4%	13.0%	13.0%	13.2%

Market Value of Common Stock
Highest price	$57.97	$60.52	$63.47	$66.72	$71.18
Lowest price	52.00	54.30	53.94	61.74	64.29
Closing price	$54.59	$56.44	$62.08	$66.40	$67.79

(1) Income from operations includes after-tax restructuring charges of $0.2 million, or -0- cents per share, for the first quarter of 2006, $6.2 million, or 2 cents per share, for the second quarter of 2006, $0.6 million, or -0- cents per share, for the third quarter of 2006, $2.1 million, or 1 cent per share, for the fourth quarter of 2006, and $2.5 million, or 1 cent per share, for the first quarter of 2007.

(2) Average equity was adjusted to reflect the merger with Jefferson-Pilot effective April 3, 2006.

3/31/2007						PAGE 7

Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Revenue
Premiums	$78.4	$454.3	$425.7	$448.1	$458.9	NM
Surrender charges	18.7	27.3	26.6	29.9	26.9	43.9%
Mortality assessments	146.2	294.7	294.9	295.9	311.2	112.9%
Expense assessments	309.5	370.1	357.8	432.3	441.0	42.5%
Investment advisory fees	77.8	81.2	82.9	86.1	90.3	16.1%
Communications revenue	-	57.5	59.8	69.6	67.2	NM
Net investment income	678.4	1,068.2	1,107.9	1,126.3	1,089.5	60.6%
Other revenue and fees	94.8	128.2	123.1	137.2	140.1	47.8%
Amortization of deferred gain	18.8	18.8	18.8	18.8	18.6	-1.1%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3
Realized gains (losses)	(1.0)	(5.0)	(10.5)	13.9	26.2	NM
Total Revenue	1,421.8	2,495.6	2,487.2	2,658.4	2,670.4	87.8%

Benefits and Expenses
Insurance benefits	200.4	589.3	566.2	562.2	588.8	193.8%
Interest credited to contractholder funds	381.3	589.3	634.4	646.5	604.5	58.5%
Communications expenses	-	29.8	31.4	36.9	41.2	NM
Operating and acquisition expenses	469.9	669.5	677.6	763.1	738.4	57.1%
Taxes, licenses and fees	33.5	47.3	50.3	48.0	66.1	97.3%
Interest and debt expense	21.7	65.0	67.3	70.4	61.5	183.4%
Total Benefits and Expenses	1,106.8	1,990.3	2,027.3	2,127.2	2,100.5	89.8%

Income Before Federal Income Tax	315.0	505.3	459.9	531.3	569.9	80.9%

Federal income taxes	93.9	156.3	95.8	149.9	173.4	84.7%
Net Income	$221.2	$349.0	$364.1	$381.3	$396.5	79.2%

Roll Forward of Deferred Acquisition Costs	Three Months Ended
& Value of Business Acquired	March	June	Sept.	Dec.	March
	2006	2006	2006	2006	2007
Balance at beginning of period	$5,163.3	$5,433.8	$8,328.4	$8,171.6	$8,420.4
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(66.1)
Deferral	244.5	391.6	424.3	517.9	487.4
Amortization	(165.0)	(222.2)	(225.9)	(278.5)	(281.6)
Included in Total Benefits and Expenses	79.6	169.4	198.4	239.5	205.8
Adjustment related to realized (gains) losses
on available-for-sale securities	(10.9)	(18.9)	(8.9)	(8.9)	(17.9)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	194.2	221.5	(359.8)	(17.4)	(25.5)
Foreign currency translation adjustment	7.7	48.3	9.7	35.7	4.1
Business acquired	-	2,474.2	3.8	-	14.0
Balance at end of period	$5,433.8	$8,328.4	$8,171.6	$8,420.4	$8,534.7

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$795.7	$805.8	$861.0	$923.9	$976.9
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(2.0)
Deferral	31.1	69.1	71.0	77.9	77.2
Amortization	(24.7)	(37.4)	(12.7)	(42.8)	(36.1)
Included in Expense Assessments	6.4	31.8	58.3	35.1	41.1
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	(0.1)	-	-
Foreign currency translation adjustment	3.8	23.6	4.7	17.9	2.0
Balance at end of period	$805.8	$861.0	$923.9	$976.9	$1,017.9

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$129.4	$139.9	$154.6	$173.4	$193.8
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(2.8)
Deferral	15.7	19.9	22.2	28.4	23.7
Amortization	(5.2)	(5.2)	(3.3)	(7.9)	(8.2)
Included in Income from Operations	10.5	14.7	18.9	20.5	15.5
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	(0.1)	-	(0.1)
Balance at end of period	$139.9	$154.6	$173.4	$193.8	$206.4

3/31/2007											PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended March 31, 2007

	Individual Markets		Employer Markets
								Lincoln
			Defined	Executive	Group	Investment	Lincoln	Financial	Other	Consolidating
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	Media	Operations	Adjustments	Consolidated

Operating Revenue
Premiums	$87.7	$12.8	$-	$0.6	$331.3	$-	$24.2	$-	$2.1	$-	$458.9
Surrender charges	15.2	9.7	2.0	-	-	-	-	-	-	-	26.9
Mortality assessments	292.3	-	-	8.9	-	-	10.0	-	-	-	311.2
Expense assessments	111.9	226.0	59.8	6.2	-	-	37.1	-	-	-	441.0
Investment advisory fees	-	-	-	-	-	114.9	-	-	-	(24.5)	90.3
Communications revenue	-	-	-	-	-	-	-	67.2	-	-	67.2
Net investment income	454.0	266.3	180.3	94.8	27.9	-	19.3	0.2	47.4	(0.7)	1,089.5
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.6	-	18.6
Other revenue and fees	10.2	90.4	4.7	1.2	1.1	35.3	0.1	-	7.5	(10.4)	140.1
Total Operating Revenue	971.4	605.1	246.8	111.7	360.4	150.2	90.7	67.5	75.7	(35.6)	2,643.8

Operating Expenses
Insurance benefits	246.0	21.4	-	33.1	246.6	-	36.0	-	5.7	-	588.8
Interest credited to contractholder funds	251.7	166.5	104.3	44.8	-	-	-	-	37.1	-	604.5
Communications expenses	-	-	-	-	-	-	-	41.2	-	-	41.2
Operating and acquisition expenses	188.3	247.5	66.5	11.2	68.6	120.5	38.0	5.4	27.2	(34.9)	738.4
Taxes, licenses and fees	32.9	8.9	5.1	1.5	9.7	4.1	-	1.3	2.7	-	66.1
Interest	-	0.3	-	-	-	-	-	0.4	61.5	(0.7)	61.5
Total Operating Expenses	718.9	444.6	176.0	90.7	324.9	124.6	74.0	48.3	134.2	(35.6)	2,100.5

Income (Loss) from Operations before Federal income taxes	252.5	160.5	70.8	21.1	35.5	25.6	16.7	19.2	(58.5)	-	543.4

Federal income taxes	85.9	39.5	21.1	6.6	12.4	9.3	5.9	6.8	(23.3)	-	164.2

Income from Operations	$166.6	$121.0	$49.7	$14.4	$23.1	$16.2	$10.9	$12.4	$(35.2)	$-	$379.1

3/31/2007										PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended March 31, 2006

	Individual Markets		Employer Markets
								Lincoln
			Defined	Executive	Group	Investment	Lincoln	Financial	Other	Consolidating
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	Media	Operations	Adjustments	Consolidated

Operating Revenue
Premiums	$51.1	$9.3	$-	$1.1	$-	$-	$16.6	$-	$0.3	$-	$78.4
Surrender charges	10.3	6.2	2.3	-	-	-	-	-	-	-	18.7
Mortality assessments	135.6	-	-	2.8	-	-	7.8	-	-	-	146.2
Expense assessments	54.3	168.0	55.6	3.3	-	-	28.0	-	0.3	-	309.5
Investment advisory fees	-	-	-	-	-	102.9	-	-	-	(25.1)	77.8
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	239.5	148.0	185.7	48.7	-	-	17.0	-	39.7	(0.2)	678.4
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	9.7	43.4	5.6	1.4	-	36.7	0.1	-	2.0	(4.0)	94.8
Total Operating Revenue	500.6	374.8	249.2	57.2		139.6	69.5	-	61.0	(29.2)	1,422.6

Operating Expenses
Insurance benefits	120.2	20.4	-	32.8	-	-	25.4	-	1.6	-	200.4
Interest credited to contractholder funds	142.2	95.1	100.7	9.3	-	-	-	-	33.9	-	381.3
Communications expenses	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	116.5	167.0	70.4	3.5		111.3	27.6		2.9	(29.2)	469.9
Taxes, licenses and fees	16.3	5.4	2.9	1.1	-	4.8	-	-	3.0	-	33.5
Interest	-	0.1	-	-	-	-	-	-	21.5	-	21.7
Total Operating Expenses	395.3	288.1	174.0	46.7	-	116.1	53.0	-	63.0	(29.2)	1,106.9

Income (Loss) from Operations before Federal income taxes	105.3	86.7	75.2	10.5	-	23.5	16.5	-	(2.0)	-	315.8
									0.1
Federal income taxes	36.3	20.3	22.7	3.0	-	8.2	5.8	-	(2.2)	-	94.4

Income from Operations	$69.0	$66.4	$52.5	$7.5	$-	$15.3	$10.7	$-	$0.1	$-	$221.4

3/31/2007					PAGE 10
Consolidated Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	March	June	Sept.	Dec.	March
	2006	2006	2006	2006	2007
ASSETS
Investments
Corporate bonds	$25,418.0	$43,881.6	$45,345.3	$45,489.4	$45,484.0
U.S. government bonds	173.4	287.6	291.6	263.4	244.3
Foreign government bonds	1,169.7	1,188.0	1,144.4	1,141.6	1,077.1
Mortgage backed securities	5,868.8	8,370.3	8,765.1	8,691.3	9,186.2
State and municipal bonds	126.0	166.5	160.7	159.4	155.5
Preferred stocks - redeemable	136.9	130.1	117.8	108.3	108.4
Common stocks	61.0	458.8	506.3	525.5	503.8
Preferred stocks-equity	115.0	119.7	155.7	174.7	210.1
Total AFS Securities	33,068.8	54,602.6	56,486.9	56,553.7	56,969.5
Trading securities	3,190.1	3,109.0	3,172.5	3,036.3	2,909.7
Mortgage loans	3,586.2	7,741.2	7,580.5	7,384.3	7,416.0
Real estate	180.4	428.6	424.0	421.3	406.2
Policy loans	1,860.4	2,716.4	2,724.9	2,759.7	2,766.8
Other long-term investments	687.5	1,116.6	1,218.7	1,332.4	1,381.2
Total Investments	42,573.2	69,714.4	71,607.5	71,487.6	71,849.3

Cash and invested cash	1,974.0	1,499.8	1,108.3	1,620.6	900.0
Premiums and fees receivable	363.2	343.9	345.6	356.2	374.9
Accrued investment income	532.1	879.0	928.2	866.2	919.2
Amount recoverable from reinsurers	6,899.4	7,967.2	8,007.3	7,939.1	8,132.1
Deferred acquisition costs and VOBA	5,433.7	8,328.4	8,171.6	8,420.4	8,534.7
Goodwill	1,194.4	4,502.6	4,498.0	4,499.5	4,520.7
Other	1,517.7	3,049.6	2,703.1	2,770.4	2,948.1
Assets held in separate accounts	67,984.2	71,095.2	74,357.1	80,533.7	83,147.5
Total Assets	$128,472.0	$167,380.0	$171,726.6	$178,493.7	$181,326.4

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$10,657.2	$13,512.1	$13,513.4	$13,622.1	$13,864.9
Unpaid claims	981.3	1,211.7	1,206.9	1,149.1	1,149.5
Premium deposit funds	21,448.6	21,198.4	20,708.6	20,541.4	20,115.8
Policyholders' funds	13,991.5	37,430.3	37,808.3	38,275.1	38,612.7
Total Insurance and Investment Contract Liabilities	47,078.6	73,352.5	73,237.2	73,587.7	73,743.0
Short-term debt	10.6	561.0	559.2	657.6	492.8
Long-term debt - senior notes	998.5	2,329.1	2,330.4	2,231.0	2,483.4
Long-term debt - subordinated
Capital securities	-	1,071.8	1,071.9	1,072.0	1,570.7
Junior subordinated debentures issued to
affiliated trusts	332.3	330.5	332.5	154.6	154.6
Embedded derivative - modco	192.0	126.7	232.5	228.7	229.8
Deferred gain on indemnity reinsurance	816.9	797.8	778.7	759.6	740.7
Federal income taxes	-	563.8	911.1	977.9	1,147.6
Other liabilities	4,720.7	5,746.7	5,872.8	6,089.9	5,584.0
Liabilities related to separate accounts	67,984.2	71,095.2	74,357.1	80,533.7	83,147.5
Total Liabilities	122,133.8	155,975.2	159,683.5	166,292.7	169,294.2

Preferred Stock	0.5	0.5	0.5	0.5	0.5
Capital stock	1,817.5	7,425.7	7,448.7	7,450.7	7,318.5
Retained earnings (excl. cumulative effect adjustments)	4,235.2	4,013.7	3,986.7	4,136.7	4,109.8
Cumulative effect of adoption of FIN-48	-	-	-	-	(15.4)
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(40.9)
Unrealized gains on investments	220.2	(151.5)	478.0	492.8	528.1
Gains - derivatives	35.2	51.5	55.9	39.2	46.8
Foreign currency	89.7	128.5	136.5	165.1	168.4
Minimum pension liability	(60.1)	(63.6)	(63.2)	-	-
Funded status of employee benefit plan	-	-	-	(84.0)	(83.6)
Total Shareholders' Equity	6,338.2	11,404.8	12,043.2	12,201.0	12,032.2

Total Liabilities and Shareholders' Equity	$128,472.0	$167,380.0	$171,726.6	$178,493.7	$181,326.4

Shareholders' Equity Per Share	$35.99	$40.48	$43.39	$44.21	$44.42

Book Value, Excluding AOCI	$34.37	$40.60	$41.20	$41.99	$41.98
Common shares outstanding -assuming conv of
preferreds (in millions)	176.1	281.8	277.6	276.0	270.9

3/31/2007									PAGE 11

Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]

	Individual		Employer
	Markets		Markets
As of March 31, 2007	Annuities	Life	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations (1)	Consolidated

Assets
Allocated Investments	$18,388.4	$28,476.8	$11,873.0	$6,101.3	$1,871.0	$-	$1,171.5	$-	$3,967.4	$71,849.3
DAC and VOBA	2,082.0	4,795.8	489.4	260.5	103.7	-	802.6	-	0.7	8,534.7
Goodwill	1,044.9	2,196.7	20.2	-	273.3	261.7	16.3	707.6	-	4,520.7
Other intangibles	206.2	96.0	0.2	-	-	7.9	-	661.2	-	971.5
Amounts recoverable from reinsurers	810.7	1,830.4	-	4.4	27.4	-	72.7	-	5,386.5	8,132.1
Assets held in separate accounts	50,151.7	5,159.3	17,661.0	833.0	-	-	8,906.3	-	436.2	83,147.5

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	409.7	5,793.0	-	1,767.2	1,207.2	-	1,127.4	-	4,710.0	15,014.4
Contractholder funds	17,800.8	23,701.3	10,969.3	3,981.1	15.4	-	428.5	-	1,832.1	58,728.6
Total Insurance and Inv Contract Liabilities	18,210.4	29,494.3	10,969.3	5,748.3	1,222.6	-	1,555.9	-	6,542.2	73,743.0

Allocated capital (2)	3,452.0	7,770.5	917.1	546.9	907.1	303.6	384.6	1,157.7	(4,067.0)	11,372.5

As of December 31, 2006

Assets
Allocated Investments	$18,686.2	$27,843.9	$11,762.6	$6,088.9	$1,833.6	$-	$1,101.1	$-	$4,171.4	$71,487.6
DAC and VOBA	2,050.4	4,659.4	497.6	265.3	137.6	-	809.0	-	1.3	8,420.4
Goodwill	1,031.6	2,181.3	20.2	-	281.0	261.7	16.2	707.6	-	4,499.5
Other intangibles	193.7	97.0	0.1	-	-	9.3	-	663.1	-	963.2
Amounts recoverable from reinsurers	836.9	1,817.7	-	5.3	27.5	-	70.2	-	5,181.5	7,939.1
Assets held in separate accounts	48,014.7	5,040.3	17,459.2	833.4	-	-	8,756.9	-	429.3	80,533.7

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	438.1	5,640.7	-	1,778.3	1,183.4	-	1,118.8	-	4,611.8	14,771.2
Contractholder funds	18,206.0	23,433.9	10,982.9	4,025.5	16.8	-	435.6	-	1,715.9	58,816.5
Total Insurance and Inv Contract Liabilities	18,644.1	29,074.6	10,982.9	5,803.8	1,200.2	-	1,554.4	-	6,327.7	73,587.7

Allocated capital (2)	3,432.5	7,345.1	959.8	531.7	923.1	307.8	385.0	1,161.9	(3,458.9)	11,587.9

(1) Includes consolidating adjustments.
(2) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).

3/31/2007						PAGE 12
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Premiums	$51.1	$89.9	$87.0	$93.5	$87.7	71.6%
Surrender charges	10.3	15.5	18.3	16.1	15.2	47.6%
Mortality assessments	135.6	277.3	278.9	278.4	292.3	115.6%
Expense assessments	54.3	93.0	86.1	116.4	111.9	106.1%
Net investment income	239.5	415.9	414.4	441.1	454.0	89.6%
Other revenue and fees	9.7	9.7	10.6	13.0	10.2	5.2%
Total Operating Revenue	500.6	901.4	895.3	958.4	971.4	94.0%

Operating Expenses
Insurance benefits	120.2	256.0	261.1	249.1	246.0	104.7%
Interest credited to contractholder funds	142.2	241.5	247.1	251.3	251.7	77.0%
Operating and acquisition expenses	132.8	182.9	207.6	219.0	221.2	66.6%
Total Operating Expenses	395.3	680.4	715.7	719.4	718.9	81.9%

Income from operations before Federal income taxes	105.3	221.0	179.6	239.1	252.5	139.8%

Federal income taxes	36.3	73.9	56.8	81.7	85.9	136.6%

Income from Operations	$69.0	$147.1	$122.8	$157.4	$166.6	141.4%

Effective tax rate	34.5%	33.4%	31.6%	34.2%	34.0%

Average equity	$3,266.0	$7,051.8	$7,223.9	$7,292.7	$7,557.8
Return on average equity	8.5%	8.3%	6.8%	8.6%	8.8%

Operating and Acquisition Expenses
Commissions	$66.8	$151.2	$167.1	$226.5	$227.1	239.8%
General and administrative expenses	66.3	97.2	122.5	116.3	111.0	67.5%
Taxes, licenses and fees	16.3	27.5	28.3	27.0	32.9	101.7%
Total commissions and expenses incurred	149.4	275.9	317.9	369.8	371.1	148.3%
Less: commissions and expenses capitalized	(90.1)	(199.8)	(226.6)	(291.3)	(288.9)	NM
Amortization of DAC and VOBA	73.6	106.7	116.3	140.5	139.1	89.1%
Net Operating and Acquisition Expenses	$132.8	$182.9	$207.6	$219.0	$221.2	66.5%

General and administrative expenses -
basis points on account values - Annualized	187	153	191	178	166	(21)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$2,543.9	$2,643.8	$4,592.2	$4,524.7	$4,659.4
Deferral	90.1	199.8	226.6	291.3	288.9
Amortization	(73.6)	(106.7)	(116.3)	(140.5)	(139.1)
Included in Total Operating Expenses	16.6	93.0	110.3	150.8	149.8
Adjustment related to realized (gains) losses
on available-for-sale securities	(3.4)	(7.9)	(3.8)	(6.7)	(12.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	86.7	96.7	(174.0)	(9.5)	(0.9)
Business acquired	-	1,766.6	-	-	-
Other	-	-	-	-	-
Balance at end of period	$2,643.8	$4,592.2	$4,524.7	$4,659.4	$4,795.8

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$342.6	$344.3	$375.3	$415.9	$449.5
Deferral	19.7	57.8	58.9	65.2	65.5
Amortization	(18.0)	(26.8)	(18.3)	(31.6)	(24.4)
Included in Expense Assessments	1.7	31.0	40.6	33.6	41.0
Balance at end of period	$344.3	$375.3	$415.9	$449.5	$490.6

3/31/2007						PAGE 13
Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Sales by Product(Millions)(1)
Universal Life
Excluding MoneyGuard	$41.3	$97.5	$119.9	$177.6	$166.2	NM
MoneyGuard	7.7	7.5	8.3	7.8	7.4	-3.9%
Total	49.0	105.0	128.2	185.4	173.6	254.3%
Variable universal life	10.0	15.7	13.0	22.1	20.6	106.0%
Whole life	0.7	0.4	0.7	0.6	0.1	-85.7%
Term	8.2	11.3	10.7	10.0	9.3	13.4%
Total	$67.9	$132.3	$152.5	$218.1	$203.5	199.7%

First-Year Paid Premiums (Millions)
Universal Life
Excluding MoneyGuard	$108.2	$261.2	$269.0	$351.0	$367.9	240.0%
MoneyGuard	51.5	50.0	54.8	52.3	49.2	-4.5%
Total	159.7	311.2	323.9	403.2	417.1	161.2%
Variable universal life	27.1	40.5	34.4	53.4	52.5	93.7%
Whole life	8.3	9.5	12.0	16.5	8.4	1.2%
Term	8.6	11.5	10.4	9.6	9.1	5.8%
Total	$203.7	$372.7	$380.6	$482.7	$487.0	139.1%

Life Insurance In-Force (Billions)
Universal life & other	$129.584	$260.945	$263.485	$267.228	$272.921	110.6%
Term insurance	191.825	229.082	232.214	234.148	235.491	22.8%
Total Life Segment In-Force	$321.409	$490.027	$495.699	$501.376	$508.411	58.2%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, including UL internal replacements, and first year paid premiums for Whole life and Term products.

3/31/2007						PAGE 14
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Interest Sensitive Life-Balance Beginning-of-Period	$11.809	$11.913	$21.285	$21.516	$21.890	85.4%
Business acquired	-	9.150	-	-	-	NM
Deposits	0.401	0.799	0.717	0.948	0.882	120.0%
Withdrawals & deaths	(0.182)	(0.317)	(0.275)	(0.301)	(0.264)	-45.1%
Net flows	0.219	0.482	0.442	0.647	0.618	182.2%
Policyholder assessments	(0.248)	(0.492)	(0.449)	(0.516)	(0.523)	NM
Interest credited	0.133	0.232	0.239	0.242	0.243	82.7%
Interest Sensitive Life-Balance End-of- Period (1)	$11.913	$21.285	$21.516	$21.890	$22.228	86.6%

Variable Universal Life-Balance Beginning of Period	$2.242	$2.355	$4.194	$4.305	$4.600	105.2%
Business acquired	-	1.918	-	-	-	NM
Deposits	0.087	0.224	0.036	0.153	0.157	80.5%
Withdrawals & deaths	(0.049)	(0.158)	0.013	(0.073)	(0.077)	NM
Net flows	0.038	0.066	0.049	0.080	0.080	110.5%
Policyholder assessments	(0.044)	(0.077)	(0.076)	(0.079)	(0.079)	-79.5%
Investment income and change in market value	0.119	(0.068)	0.137	0.294	0.095	-20.2%
Variable Universal Life -Balance End- of-Period	$2.355	$4.194	$4.305	$4.600	$4.696	99.4%

Total Segment- Life Insurance Account Value Roll Forward
Balance Beginning-of-Period	$14.051	$14.268	$25.479	$25.821	$26.490	88.5%
Business acquired	-	11.068	-	-	-	NM
Deposits	0.488	1.023	0.753	1.101	1.039	112.9%
Withdrawals & deaths	(0.231)	(0.476)	(0.262)	(0.374)	(0.341)	-47.6%
Net flows	0.257	0.548	0.491	0.727	0.698	171.6%
Policyholder assessments	(0.292)	(0.570)	(0.524)	(0.595)	(0.602)	NM
Investment income and change in market value	0.252	0.164	0.377	0.536	0.338	34.1%
Total Segment -Balance End-of-Period	$14.268	$25.479	$25.821	$26.490	$26.924	88.7%

Life Product Spread Information (2)
						Change
Interest Sensitive Products						(Basis Points )
Net investment income (3) (4)	6.48%	6.22%	6.08%	6.44%	6.48%	-
Interest credited to policyholders	4.60%	4.46%	4.52%	4.52%	4.46%	(14)
Spread (3)(4)	1.88%	1.76%	1.57%	1.92%	2.02%	14

Traditional Products
Net investment income (3)	6.72%	6.59%	6.60%	6.51%	6.41%	(31)

(1) Includes universal life, interest sensitive life, and the fixed investment option of VUL products.
(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of March 31, 2007, interest sensitive products represented approximately 81% of total interest sensitive and traditional earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 21 bps in the 1st quarter of 2007, 12 bps in the 4th quarter of 2006, 20 bps in the 3rd quarter of 2006, 13 bps in the 2nd quarter of 2006 and 7 bps in the 1st quarter of 2006. There was an impact on traditional products of 2 bps in the 1st quarter of 2007, 2 bps in the 4th quarter of 2006, 15 bps in the 3rd quarter of 2006, 14 bps in the 2nd quarter of 2006 and 15 bps in the 1st quarter of 2006.

(4) The net investment income and spread above includes incremental yield from special investments. The impact on investment income spreads was 14 bps in the 1st quarter of 2007, 24 bps in the 4th quarter of 2006, -22 bps in the 3rd quarter of 2006, 2 bps in the 2nd quarter of 2006 and 17 bps in the 1st quarter of 2006.

3/31/2007						PAGE 15
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Premiums	$9.3	$15.3	$12.3	$10.7	$12.8	37.6%
Surrender charges	6.2	9.6	6.6	12.3	9.7	56.5%
Expense assessments	168.0	182.7	189.3	215.2	226.0	34.5%
Net investment income	148.0	263.2	312.7	314.8	266.3	79.9%
Other revenue and fees (1)	43.4	81.8	75.7	84.3	90.4	108.3%
Total Operating Revenue	374.8	552.6	596.5	637.3	605.1	61.4%

Operating Expenses
Insurance benefits	20.4	45.3	27.4	11.7	21.4	4.9%
Interest credited to contractholder funds	95.1	168.8	208.2	211.7	166.5	75.1%
Operating and acquisition expenses	172.6	216.9	227.3	252.6	256.7	48.7%
Total Operating Expenses	288.1	431.0	462.9	476.0	444.6	54.3%

Income from operations before Federal income taxes	86.7	121.5	133.6	161.4	160.5	85.1%

Federal income taxes	20.3	32.5	4.2	37.6	39.5	94.6%

Income from Operations	$66.4	$89.0	$129.4	$123.8	$121.0	82.2%

Effective tax rate	23.4%	26.7%	3.1%	23.3%	24.6%

Average equity	$1,744.1	$3,269.2	$3,310.4	$3,388.1	$3,442.3
Return on average equity	15.2%	10.9%	15.6%	14.6%	14.1%

Income from Operations - basis points on
average account values	52	58	84	76	72

Operating and Acquisition Expenses
Commissions	$111.3	$140.5	$146.2	$167.2	$152.1	36.7%
General and administrative expenses	66.2	69.8	81.8	80.9	69.5	5.0%
Broker-dealer commissions and general and
administrative expenses	46.6	79.3	76.6	80.0	87.2	87.1%
Taxes, licenses and fees	5.4	4.6	4.8	4.5	8.9	64.8%
Total commissions and expenses incurred	229.5	294.2	309.4	332.6	317.7	38.4%
Less: commissions and expenses capitalized	(122.7)	(150.0)	(157.6)	(181.8)	(157.6)	-28.4%
Amortization of DAC and VOBA	65.8	72.7	75.6	101.7	96.6	46.8%

Net Operating and Acquisition Expenses	$172.6	$216.9	$227.3	$252.6	$256.7	48.7%

General and administrative expenses - basis
points on gross account values - Annualized (2)	52	45	53	50	41	(11)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$1,328.0	$1,414.9	$1,994.4	$1,974.1	$2,050.4
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(27.2)
Deferral	122.7	150.0	157.6	181.8	157.6
Amortization	(65.8)	(72.7)	(75.6)	(101.7)	(96.6)
Included in Total Operating Expenses	56.9	77.3	82.0	80.0	61.0
Adjustment related to realized (gains) losses
on available-for-sale securities	(2.7)	(4.1)	(2.4)	(1.1)	(2.2)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	32.7	57.3	(103.6)	(2.7)	(14.0)
Business acquired	-	448.9	3.8	-	14.0
Balance at end of period	$1,414.9	$1,994.4	$1,974.1	$2,050.4	$2,082.0

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$72.0	$78.1	$84.8	$94.6	$100.9
Cumulative effect of adoption of SOP 05-1					(2.0)
Deferral	9.4	9.8	10.0	10.6	9.8
Amortization	(3.3)	(3.0)	(0.1)	(4.3)	(3.9)
Included in Income from Operations	6.1	6.8	9.8	6.3	5.9
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	(0.1)	-	-
Balance at end of period	$78.1	$84.8	$94.6	$100.9	$104.6

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$129.4	$139.9	$154.6	$173.4	$193.7
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(2.8)
Deferral	15.7	19.9	22.2	28.2	23.7
Amortization	(5.2)	(5.2)	(3.3)	(7.9)	(8.2)
Included in Income from Operations	10.5	14.7	18.9	20.3	15.4
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	(0.1)	-	(0.1)
Balance at end of period	$139.9	$154.6	$173.4	$193.7	$206.2

(1) Primarily broker-dealer revenue.
(2) Includes distribution costs.

3/31/2007						PAGE 16
Individual Markets - Individual Annuities
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$10.840	$10.563	$19.533	$18.939	$18.545	71.1%

Business acquired	-	9.343	-	-	0.040	NM
Gross deposits	0.471	0.872	1.062	1.100	0.821	74.3%
Withdrawals & deaths	(0.408)	(1.037)	(1.405)	(1.162)	(0.887)	NM
Net flows	0.063	(0.164)	(0.344)	(0.062)	(0.066)	NM
Transfer from (to) variable annuities	(0.451)	(0.395)	(0.483)	(0.561)	(0.557)	-23.5%
Interest credited	0.112	0.186	0.233	0.229	0.177	58.0%
Fixed Annuities - Gross	10.563	19.533	18.939	18.545	18.139	71.7%
Reinsurance ceded	(2.202)	(2.149)	(2.045)	(1.812)	(1.689)	23.3%
Fixed Annuities-Balance at End of Period (1)	$8.362	$17.384	$16.894	$16.733	$16.449	96.7%

Variable Annuities - Balance at Beginning of Period	$37.655	$40.495	$41.537	$43.977	$48.169	27.9%

Business acquired	-	0.250	-	-	-	NM
Gross deposits	1.665	1.867	1.658	2.061	2.000	20.1%
Withdrawals & deaths	(0.959)	(1.004)	(1.011)	(1.107)	(1.179)	-22.9%
Net flows	0.706	0.864	0.648	0.954	0.821	16.3%
Transfer from (to) fixed annuities	0.451	0.395	0.483	0.560	0.556	23.3%
Investment increase & change in market value	1.682	(0.467)	1.309	2.678	0.754	-55.2%
Variable Annuities-Balance at End of Period (2)	$40.495	$41.537	$43.977	$48.169	$50.300	24.2%

Total Annuities - Balance at Beginning of Period	$48.495	$51.059	$61.070	$62.916	$66.714	37.6%

Business acquired	-	9.593	-	-	0.040	NM
Gross deposits	2.136	2.740	2.720	3.161	2.821	32.1%
Withdrawals & deaths	(1.366)	(2.040)	(2.416)	(2.269)	(2.067)	-51.3%
Net flows	0.770	0.699	0.304	0.892	0.754	-2.1%
Transfers	-	-	-	(0.001)	(0.001)	NM
Interest credited & change in market value	1.794	(0.281)	1.542	2.907	0.930	-48.2%
Total Annuities - Gross	51.059	61.070	62.916	66.714	68.438	34.0%
Reinsurance ceded	(2.202)	(2.149)	(2.045)	(1.812)	(1.689)	23.3%
Total Annuities (Net of Ceded) - Balance at End of Period	$48.857	$58.921	$60.872	$64.902	$66.749	36.6%

Variable Annuities Under Agreement - Included above	$0.190	$0.173	$0.169	$0.170	$0.163	-14.2%

Incremental Deposits (3):
Fixed annuities	$0.461	$0.861	$1.058	$1.086	$0.815	76.8%
Variable annuities	1.650	1.850	1.623	2.036	1.979	19.9%
Total Incremental Deposits	$2.111	$2.711	$2.681	$3.122	$2.794	32.4%

(1) Includes fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

3/31/2007						PAGE 17
Individual Markets - Individual Annuities
Account Values
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.021	$0.137	$0.258	$0.280	$0.126	NM
Withdrawals	(0.243)	(0.805)	(1.148)	(0.943)	(0.674)	NM
Net flows	$(0.222)	$(0.668)	$(0.890)	$(0.663)	$(0.548)	NM

Gross fixed contract account values	$6.745	$12.190	$11.766	$11.221	$10.818	60.4%
Reinsurance ceded	(2.202)	(2.149)	(2.045)	(1.812)	(1.689)	23.3%
Net Fixed Contract Account Values	$4.543	$10.041	$9.721	$9.409	$9.129	100.9%

Indexed Annuities
Deposits	$-	$0.228	$0.244	$0.245	$0.160	NM
Withdrawals	-	(0.047)	(0.068)	(0.061)	(0.063)	NM
Net flows	$-	$0.181	$0.177	$0.184	$0.098	NM

Indexed Annuity Account Values	$-	$3.210	$3.454	$3.711	$3.844	NM

Fixed Portion of Variable Contracts
Deposits	$0.449	$0.507	$0.559	$0.575	$0.535	19.2%
Withdrawals	(0.164)	(0.185)	(0.190)	(0.158)	(0.151)	7.9%
Net flows	$0.285	$0.322	$0.370	$0.417	$0.384	34.7%

Fixed Portion of Variable Contract Account Values	$3.819	$4.132	$3.719	$3.613	$3.476	-9.0%

Variable Annuities - including fixed portion of variable contracts
Deposits	$2.114	$2.374	$2.218	$2.635	$2.535	19.9%
Withdrawals	(1.123)	(1.188)	(1.200)	(1.265)	(1.330)	-18.4%
Net Flows	$0.991	$1.186	$1.017	$1.371	$1.205	21.6%

Variable Contract Account Values	$44.314	$45.669	$47.697	$51.782	$53.776	21.4%

Average Daily Variable Annuity Account Values	$39.947	$41.214	$42.342	$46.514	$49.284	23.4%

Individual Annuity Product Spread Information						Change
						(Basis Point)
Net investment income (1) (2) (3)	5.84%	5.67%	5.89%	5.87%	5.87%	3
Interest credited to policyholders (4) (5)	3.93%	3.81%	3.81%	3.77%	3.75%	(18)
Spread (1) (2) (3) (4)	1.91%	1.86%	2.08%	2.10%	2.12%	21

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 5 bps in the first quarter of 2007, 10 bps in the fourth quarter of 2006, 7 bps in the third quarter of 2006, 2 bps in the second quarter of 2006 and 9 bps in the first quarter of 2006.

(3) We exclude the results of our indexed annuity hedge program from our calculation of spreads, the impact of which affects net investment income and interest credited in approximately equal and offsetting amounts.

(4) The third quarter 2006 spreads have been updated to reflect a reclassification of surrender charges within interest credited. No income statement changes were made as a result of this reclassification because the impact was immaterial.

(5) The first quarter 2007 spreads reflect a 9 basis point correction (a decrease) to interest credited to policyholders related to a correction to the opening balance of JP that was finalized in the first quarter of 2007.

3/31/2007						PAGE 18
Employer Markets - Defined Contribution
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Surrender charges	$2.3	$2.1	$1.7	$1.5	$2.0	-13.0%
Expense assessments	55.6	54.7	54.0	58.4	59.8	7.6%
Net investment income	185.7	187.5	184.6	180.6	180.3	-2.9%
Other revenue and fees	5.6	4.6	4.9	4.5	4.7	-16.1%
Total Operating Revenue	249.2	248.9	245.1	245.0	246.8	-1.0%

Operating Expenses
Interest credited to contractholder funds	100.7	102.4	103.1	104.4	104.3	3.6%
Operating and acquisition expenses	73.3	69.5	74.5	80.2	71.6	-2.3%
Total Operating Expenses	174.0	171.9	177.6	184.6	176.0	1.1%

Income from operations before Federal income taxes	75.2	77.0	67.5	60.4	70.8	-5.9%

Federal income taxes	22.7	22.7	15.0	15.8	21.1	-7.0%

Income from Operations	$52.5	$54.3	$52.5	$44.6	$49.7	-5.3%

Effective tax rate	30.2%	29.4%	22.3%	26.2%	29.8%

Average equity	$1,006.4	$985.3	$945.7	$954.9	$938.5
Return on average equity	20.9%	22.0%	22.2%	18.7%	21.2%

Income from Operations - basis points on
average account values	67	69	66	54	58

Operating and Acquisition Expenses
Commissions	$26.2	$22.2	$23.4	$20.8	$19.3	-26.3%
General and administrative expenses	49.7	47.2	56.4	56.5	49.9	0.4%
Taxes, licenses and fees	2.9	2.8	1.3	1.9	5.1	NM
Total commissions and expenses incurred	78.8	72.3	81.1	79.2	74.2	-5.8%
Less: commissions and expenses capitalized	(25.5)	(22.6)	(21.5)	(18.5)	(22.2)	12.9%
Amortization of DAC and VOBA	20.0	19.8	14.9	19.4	19.6	-2.0%

Net Operating and Acquisition Expenses	$73.3	$69.5	$74.5	$80.2	$71.6	-2.3%

General and administrative expenses - basis
points on account values - Annualized (1)	64	60	71	68	59	(5)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$454.9	$517.2	$564.0	$503.8	$497.6
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(1.4)
Deferral	25.5	22.6	21.5	18.5	22.2
Amortization	(20.0)	(19.8)	(14.9)	(19.4)	(19.6)
Included in Total Operating Expenses	5.5	2.7	6.6	(0.9)	2.6
Adjustment related to realized (gains) losses
on available-for-sale securities	(4.4)	(6.1)	(2.0)	(0.2)	(2.1)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	61.2	50.2	(64.8)	(5.1)	(7.2)
Business acquired	-	-	-	-	-
Other	-	-	-	-	-
Balance at end of period	$517.2	$564.0	$503.8	$497.6	$489.4

(1) Includes distribution costs.

3/31/2007						PAGE 19
Employer Markets - Defined Contribution
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$11.009	$11.033	$11.050	$11.061	$11.006	-
Gross deposits (1)	0.253	0.242	0.268	0.183	0.299	18.2%
Withdrawals & deaths	(0.328)	(0.345)	(0.426)	(0.340)	(0.399)	-21.6%
Net flows	(0.075)	(0.103)	(0.159)	(0.157)	(0.101)	-34.7%
Transfer from (to) variable annuities	0.014	0.030	0.049	(0.011)	(0.017)	NM
Interest credited	0.085	0.090	0.121	0.112	0.104	22.4%
Fixed Annuities - Balance at End of Period (2)	$11.033	$11.050	$11.061	$11.006	$10.993	-0.4%

Variable Annuities - Balance at Beginning of Period	$15.692	$16.454	$16.144	$16.530	$17.475	11.4%
Gross deposits (1)	0.669	0.714	0.583	0.559	0.655	-2.1%
Withdrawals & deaths	(0.676)	(0.647)	(0.565)	(0.669)	(0.813)	-20.3%
Net flows	(0.006)	0.067	0.018	(0.110)	(0.158)	NM
Transfer from (to) fixed annuities	(0.015)	(0.032)	(0.046)	0.008	0.004	126.7%
Investment increase & change in market value	0.783	(0.345)	0.414	1.047	0.354	-54.8%
Variable Annuities - Balance at End of Period (3)	$16.454	$16.144	$16.530	$17.475	$17.676	7.4%

Total Annuities - Balance at Beginning of Period	$26.701	$27.487	$27.194	$27.591	$28.482	6.7%
Gross Deposits (1)	0.923	0.955	0.851	0.742	0.953	3.3%
Withdrawals & deaths	(1.004)	(0.992)	(0.992)	(1.009)	(1.212)	-20.7%
Net flows	(0.081)	(0.036)	(0.141)	(0.267)	(0.259)	NM
Transfers	(0.001)	(0.002)	0.003	(0.002)	(0.012)	NM
Interest credited & change in market value	0.867	(0.255)	0.535	1.160	0.458	-47.2%
Total Annuities - Balance at End of Period	$27.487	$27.194	$27.591	$28.482	$28.669	4.3%

Alliance Mutual Funds - Balance at Beginning of Period	$3.772	$4.248	$4.330	$4.636	$5.175	37.2%
Plan/Participant Rollovers	0.125	0.021	0.057	0.168	0.279	123.2%
Additional contributions	0.193	0.183	0.178	0.189	0.254	31.6%
Gross deposits	0.318	0.204	0.235	0.357	0.533	67.6%
Withdrawals & deaths	(0.056)	(0.054)	(0.057)	(0.079)	(0.054)	3.6%
Net flows	0.262	0.150	0.178	0.277	0.480	83.2%
Transfers	0.005	-	(0.015)	0.003	0.005	0.0%
Interest credited & change in market value	0.209	(0.068)	0.143	0.259	0.147	-29.7%
Total Alliance Mutual Funds - Balance at End of Period (4)	$4.248	$4.330	$4.636	$5.175	$5.807	36.7%

Total Defined Contribution Segment Account Values-
including Alliance Mutual Funds
Balance at Beginning of Period	$30.473	$31.735	$31.524	$32.227	$33.656	10.4%
Gross deposits (1)	1.241	1.159	1.086	1.099	1.487	19.8%
Withdrawals & deaths	(1.060)	(1.045)	(1.049)	(1.089)	(1.266)	-19.4%
Net flows	0.181	0.114	0.037	0.010	0.221	22.1%
Transfers	0.005	(0.002)	(0.012)	0.000	(0.007)	NM
Interest credited & change in market value	1.077	(0.322)	0.677	1.419	0.606	-43.7%
Total Defined Contribution Segment
Account Values- Balance at End of Period	$31.735	$31.524	$32.227	$33.656	$34.475	8.6%

Variable Annuities Under Agreement - Included above	0.018	0.017	0.017	0.017	0.016	-11.1%

Incremental Deposits (5) :
Fixed Annuities	$0.254	$0.226	$0.253	$0.173	$0.282	11.0%
Variable Annuities	0.654	0.709	0.576	0.551	0.581	-11.2%
Total Annuities Incremental Deposits	0.908	0.935	0.829	0.724	0.862	-5.1%
Total Alliance Mutual Funds Incremental Deposits	0.318	0.204	0.235	0.357	0.533	67.6%
Total Defined Contribution Incremental Deposits	$1.226	$1.139	$1.064	$1.080	$1.396	13.9%

(1) Gross deposits for the second quarter and full year 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) Includes Fixed Annuity products offered under the Alliance mutual funds and the fixed portion of variable annuities.
(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.
(5) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

3/31/2007						PAGE 20
Employer Markets - Defined Contribution
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits (1)	$0.135	$0.121	$0.157	$0.093	$0.198	46.7%
Withdrawals	(0.108)	(0.114)	(0.162)	(0.118)	(0.166)	-53.7%
Net Flows	$0.027	$0.008	$(0.005)	$(0.024)	$0.032	18.5%

Fixed Contract Account Values	$4.690	$4.717	$4.758	$4.797	$4.870	3.8%

Fixed Portion of Variable Contracts
Deposits	$0.118	$0.120	$0.111	$0.090	$0.100	-15.3%
Withdrawals	(0.220)	(0.231)	(0.265)	(0.222)	(0.233)	-5.9%
Net Flows	$(0.102)	$(0.111)	$(0.154)	$(0.132)	$(0.133)	-30.4%

Fixed Portion of Variable Contract Account Values	$6.343	$6.333	$6.303	$6.210	$6.123	-3.5%

Variable Annuities - including fixed portion of variable contracts
Deposits (1)	$0.788	$0.834	$0.694	$0.649	$0.755	-4.2%
Withdrawals	(0.896)	(0.878)	(0.830)	(0.891)	(1.046)	-16.7%
Net Flows	$(0.108)	$(0.044)	$(0.136)	$(0.242)	$(0.291)	NM

Variable Contract Account Values	$22.797	$22.477	$22.833	$23.685	$23.799	4.4%

Average Daily Variable Annuity Account Values	$16.177	$16.270	$16.116	$17.164	$17.582	8.7%

Total Annuity based Retirement Plan Product Spread Information (2)						Change
						(Basis Point)
Net investment income (3)	6.34%	6.31%	6.39%	6.23%	6.20%	(14)
Interest credited to policyholders	3.66%	3.73%	3.76%	3.79%	3.81%	15
Spread (3)	2.68%	2.58%	2.63%	2.44%	2.39%	(29)

(1) Gross deposits for the second quarter of 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 3 bps in the 1st quarter of 2007, 4 bps in the 4th quarter of 2006, 13 bps in the 3rd quarter of 2006, 12 bps in the 2nd quarter of 2006 and 15 bps in the 1st quarter of 2006.

3/31/2007						PAGE 21
Employer Markets - Executive Benefits
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Premiums	$1.1	$0.0	$0.3	$3.3	$0.6	-45.5%
Surrender charges	0.0	0.0	0.0	0.0	(0.0)	NM
Mortality assessments	2.8	8.5	7.2	8.5	8.9	217.9%
Expense assessments	3.3	4.9	4.5	5.5	6.2	87.9%
Net investment income	48.7	86.5	91.0	90.5	94.8	94.7%
Other revenue and fees	1.4	1.3	1.3	1.3	1.2	-14.3%
Total Operating Revenue	57.2	101.2	104.3	109.1	111.7	95.3%

Operating Expenses
Insurance benefits	32.8	30.4	35.6	39.7	33.1	0.9%
Interest credited to contractholder funds	9.3	40.2	39.9	42.0	44.8	NM
Operating and acquisition expenses	4.6	7.2	11.7	9.1	12.7	176.1%
Total Operating Expenses	46.7	77.7	87.2	90.8	90.7	94.2%

Income from operations before Federal income taxes	10.5	23.5	17.1	18.3	21.1	101.0%

Federal income taxes	3.0	7.3	4.3	5.6	6.6	120.0%

Income from Operations	$7.5	$16.2	$12.8	$12.7	$14.4	92.0%

Effective tax rate	28.5%	31.0%	25.2%	30.7%	31.5%

Average equity	$334.5	$524.8	$519.8	$528.2	$539.3
Return on average equity	9.0%	12.4%	9.8%	9.6%	10.7%

Operating and Acquisition Expenses
Commissions	$5.1	$8.1	$7.1	$11.2	$6.5	27.5%
General and administrative expenses	3.7	2.8	6.2	4.8	4.0	8.1%
Taxes, licenses and fees	1.1	1.3	1.4	1.3	1.5	36.4%
Total commissions and expenses incurred	9.9	12.2	14.6	17.3	11.9	20.2%
Less: commissions and expenses capitalized	(5.7)	(8.0)	(6.7)	(10.9)	(6.9)	-21.1%
Amortization of DAC and VOBA	0.3	2.9	3.8	2.8	7.7	NM

Net Operating and Acquisition Expenses	$4.5	$7.2	$11.7	$9.1	$12.7	182.2%

General and administrative expenses - basis
points on account values - Annualized (1)	36	16	36	27	23	(13)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$113.6	$119.0	$274.1	$258.0	$265.3
Deferral	5.7	8.0	6.7	10.9	6.9
Amortization	(0.3)	(2.9)	(3.8)	(2.8)	(7.7)
Included in Total Operating Expenses	5.4	5.1	2.9	8.2	(0.8)
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	(0.7)	(0.8)	(0.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	-	7.6	(18.3)	(0.1)	(3.4)
Business acquired	-	142.5	-	-	-
Other	-	-	-	-	-
Balance at end of period	$119.0	$274.1	$258.0	$265.3	$260.5

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$17.9	$18.9	$19.7	$20.3	$21.7
Deferral	1.0	1.0	0.9	1.5	1.1
Amortization	(0.0)	(0.2)	(0.3)	(0.2)	(0.8)
Included in Income from Operations	1.0	0.8	0.6	1.4	0.3
Balance at end of period	$18.9	$19.7	$20.3	$21.7	$22.0

(1) Includes distribution costs.

3/31/2007					PAGE 22
Employer Markets - Executive Benefits
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
COLI/BOLI- Balance Beginning-of-Period	$1.318	$1.387	$4.228	$4.252	$4.305	226.6%
Business acquired	-	2.795	-	-	-	NM
Deposits	0.047	0.077	0.058	0.085	0.065	38.3%
Withdrawals & deaths	(0.007)	(0.042)	(0.069)	(0.092)	(0.140)	NM
Net flows	0.039	0.035	(0.011)	(0.007)	(0.075)	NM
Policyholder assessments	(0.009)	(0.017)	(0.016)	(0.019)	(0.018)	NM
Interest credited and change in market value	0.038	0.028	0.051	0.079	0.052	36.8%
COLI/BOLI-Balance End-of-Period	$1.387	$4.228	$4.252	$4.305	$4.264	207.4%

COLI/BOLI In-Force	$7.979	$15.373	$15.342	$15.645	$14.747	84.8%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$2.753	$2.707	$2.711	$2.720	$2.734	-0.7%

3/31/2007					PAGE 23
Employer Markets - Group Protection
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Premiums	$-	$328.9	$304.1	$315.9	$331.3	NM
Net investment income	-	25.1	27.1	28.0	27.9	NM
Other revenue and fees	-	0.8	0.9	0.8	1.1	NM
Total Operating Revenue	-	354.9	332.1	344.8	360.4	NM

Operating Expenses
Insurance benefits	-	226.0	213.3	224.0	246.6	NM
Operating and acquisition expenses	-	72.0	74.6	69.6	78.3	NM
Total Operating Expenses	-	297.9	287.9	293.6	324.9	NM

Income from operations before Federal income taxes	-	56.9	44.2	51.2	35.5	NM

Federal income taxes	-	19.9	15.5	17.9	12.4	NM

Income from Operations	$-	$37.0	$28.8	$33.2	$23.1	NM

Effective tax rate		35.0%	35.0%	35.0%	35.0%

Average equity		$861.0	$896.8	$913.4	$915.1
Return on average equity		17.2%	12.8%	14.6%	10.1%

Operating and Acquisition Expenses
Commissions	$-	$37.3	$36.0	$36.8	$39.4	NM
General and administrative expenses	-	31.9	35.5	37.5	32.7	NM
Taxes, licenses and fees	-	8.0	7.8	6.9	9.7	NM
Total commissions and expenses incurred	-	77.1	79.3	81.2	81.8	NM
Less commissions and expenses capitalized	-	(11.2)	(11.3)	(14.8)	(11.2)	NM
Amortization of DAC and VOBA	-	6.0	6.6	3.2	7.6	NM

Net Operating and Acquisition Expenses	$-	$72.0	$74.6	$69.6	$78.3	NM

General and administrative expenses as a
percentage of premiums	-	9.7%	11.7%	11.9%	9.9%	NM

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$-	$-	$121.4	$126.1	$137.6
Cumulative effect of adoption of SOP 05-1	-	-	-	-	(37.5)
Deferral	-	11.2	11.3	14.8	11.2
Amortization	-	(6.0)	(6.6)	(3.2)	(7.6)
Included in Total Operating Expenses	-	5.2	4.7	11.5	3.5
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	-
Adjustment related to unrealized (gains) losses
on available-for-sale securities	-	-	-	-	-
Business acquired	-	116.2	-	-	-
Other	-	-	-	-	-
Balance at end of period	$-	$121.4	$126.1	$137.6	$103.7

3/31/2007					PAGE 24
Employer Markets - Group Protection
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Annualized Sales
Life	$-	$15.3	$19.4	$43.1	$22.7	NM
Disability	-	22.9	24.7	56.9	28.6	NM
Dental	-	7.1	6.1	13.1	9.4	NM

Premiums:
Life	$-	$111.6	$109.9	$112.5	$118.6	NM
Disability	-	134.0	134.8	138.5	144.8	NM
Dental	-	31.4	31.7	31.8	32.9	NM
Other	-	51.9	27.8	33.2	35.0	NM

Total	$-	$328.9	$304.1	$315.9	$331.3	NM

Product Line Results:
Life	$-	$13.5	$9.8	$13.6	$8.6	NM
Disability	-	21.1	16.1	15.5	13.3	NM
Dental	-	1.4	2.2	3.0	0.2	NM
Other	-	1.0	0.7	1.1	0.9	NM

Total	$-	$37.0	$28.8	$33.2	$23.1	NM

Loss Ratios:
Life	-	67.8%	72.3%	69.0%	75.0%	NM
Disability	-	59.4%	64.5%	69.3%	69.5%	NM
Dental	-	76.3%	71.7%	68.7%	79.2%	NM

Combined loss ratios	-	64.7%	68.4%	69.1%	72.7%	NM

3/31/2007					PAGE 25
Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Investment advisory fees - External	$77.8	$81.2	$82.4	$86.5	$89.9	15.6%
Investment advisory fees - Insurance-related	25.1	23.5	23.7	24.7	24.9	-0.8%
Other revenue and fees	36.7	30.0	34.3	37.7	35.3	-3.8%
Operating Revenue	139.6	134.7	140.4	148.9	150.2	7.6%

Operating Expenses
Operating and administrative expenses	116.1	116.4	120.3	126.2	124.6	7.3%
Total Operating Expenses	116.1	116.4	120.3	126.2	124.6	7.3%

Income (Loss) from operations before Federal income taxes	23.5	18.3	20.1	22.7	25.6	8.9%
Federal income taxes	8.2	6.3	6.7	8.3	9.3	13.4%

Income (Loss) from Operations	$15.3	$12.0	$13.4	$14.4	$16.2	5.9%

Effective tax rate	34.9%	34.4%	33.1%	36.5%	36.4%

Pre-tax Operating Margin (1)	16.8%	13.6%	14.3%	15.2%	17.0%
After-tax Operating Margin (2)	11.0%	8.9%	9.6%	9.7%	10.8%

Operating and Acquisition Expenses
General and administrative expenses	$96.1	$99.4	$104.2	$109.1	$106.5	10.8%
Depreciation and amortization	2.2	2.4	2.2	2.4	2.6	18.2%
Sub-advisory fees	11.0	10.6	9.8	9.8	10.0	-9.1%
Total general and administrative expenses	109.3	112.4	116.2	121.3	119.1	9.0%
Taxes, licenses and fees	4.8	2.4	2.7	3.5	4.1	-14.6%
Amortization of intangibles	2.0	1.6	1.4	1.4	1.4	-30.0%
Total expenses incurred	$116.1	$116.4	$120.3	$126.2	$124.6	7.3%

(1) Pre-tax operating margin is calculated as Income (Loss) from Operations before Federal income taxes divided by Operating Revenue.
(2) After-tax operating margin is calculated as Income (Loss) from Operations divided by Operating Revenue.

3/31/2007					PAGE 26
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Retail Fixed - Balance-Beginning-of-Period	$9.625	$9.761	$10.007	$10.522	$10.993	14.2%
Sales (1)	0.951	1.034	0.981	1.091	1.365	43.5%
Redemptions	(0.805)	(0.824)	(0.810)	(0.859)	(0.910)	-13.0%
Transfers	(0.056)	0.030	0.012	0.028	0.014	125.0%
Net Flows	0.089	0.240	0.183	0.261	0.470	NM
Net investment gains and change in market value	0.046	0.007	0.332	0.211	0.181	293.5%
Balance at End-of-Period	$9.761	$10.007	$10.522	$10.993	$11.644	19.3%

Retail Equity - Balance-Beginning-of-Period	$32.732	$36.500	$36.035	$36.954	$39.627	21.1%
Sales (1)	3.069	2.249	1.516	2.101	2.238	-27.1%
Redemptions	(1.840)	(2.134)	(1.984)	(2.472)	(2.455)	-33.4%
Transfers	(0.013)	(0.032)	(0.016)	(0.030)	(0.020)	-53.8%
Net Flows	1.216	0.082	(0.483)	(0.401)	(0.237)	NM
Net investment gains and change in market value	2.552	(0.547)	1.402	3.074	0.861	-66.3%
Balance at End-of-Period	$36.500	$36.035	$36.954	$39.627	$40.250	10.3%

Total Retail - Balance-Beginning-of-Period	$42.357	$46.261	$46.042	$47.476	$50.620	19.5%
Retail sales-Annuities	0.885	0.869	0.960	0.932	1.300	46.9%
Retail sales-Mutual Funds	1.329	1.370	1.151	1.768	1.753	31.9%
Retail sales-Managed Accounts & Other	1.806	1.043	0.386	0.493	0.550	-69.5%
Total Retail Sales (1)	4.019	3.282	2.497	3.192	3.603	-10.4%
Redemptions	(2.645)	(2.959)	(2.794)	(3.330)	(3.365)	-27.2%
Transfers	(0.069)	(0.002)	(0.003)	(0.002)	(0.005)	92.8%
Net Flows	1.305	0.322	(0.300)	(0.140)	0.233	-82.1%
Net investment gains and change in market value	2.598	(0.540)	1.733	3.285	1.041	-59.9%
Balance at End-of-Period	$46.261	$46.042	$47.476	$50.620	$51.895	12.2%

Institutional Fixed - Balance-Beginning-of-Period	$14.699	$17.262	$18.154	$19.387	$22.841	55.4%
Inflows (1)	3.080	1.634	1.133	3.644	1.560	-49.4%
Withdrawals/terminations	(0.447)	(0.750)	(0.516)	(0.487)	(0.480)	-7.4%
Transfers	0.002	0.008	(0.002)	0.001	0.000	NM
Net Flows	2.636	0.892	0.615	3.157	1.081	-59.0%
Transfer of assets to an intercompany manager (3)	-	-	-	-	(0.780)	NM
Net investment gains and change in market value	(0.074)	0.001	0.618	0.297	0.328	NM
Balance at End-of-Period	$17.262	$18.154	$19.387	$22.841	$23.469	36.0%

Institutional Equity - Balance-Beginning-of-Period	$20.576	$22.906	$21.729	$22.649	$23.845	15.9%
Inflows (1)	1.964	1.130	1.274	1.244	0.870	-55.7%
Withdrawals/terminations	(1.008)	(1.327)	(0.844)	(1.734)	(2.273)	NM
Transfers	-	(0.008)	0.001	(0.001)	0.000	NM
Net Flows	0.956	(0.205)	0.431	(0.490)	(1.402)	NM
Net investment gains and change in market value	1.373	(0.971)	0.489	1.687	0.339	-75.3%
Balance at End-of-Period	$22.906	$21.729	$22.649	$23.845	$22.782	-0.5%

Total Institutional - Balance-Beginning-of-Period	$35.276	$40.167	$39.883	$42.035	$46.686	32.3%
Inflows (1)	5.044	2.764	2.406	4.888	2.431	-51.8%
Withdrawals/terminations	(1.454)	(2.078)	(1.360)	(2.221)	(2.753)	-89.3%
Transfers	0.003	0.000	(0.000)	(0.000)	0.001	-66.7%
Net Flows	3.592	0.687	1.046	2.666	(0.321)	NM
Transfer of assets to an intercompany manager (3)	-	-	-	-	(0.780)	NM
Net investment gains and change in market value	1.299	(0.971)	1.107	1.984	0.667	-48.7%
Balance at End-of-Period	$40.167	$39.883	$42.035	$46.686	$46.251	15.1%

Total Retail and Institutional - At End-of-Period	$86.428	$85.926	$89.511	$97.307	$98.146	13.6%

General Account Assets-End-of-Period (2)	$41.995	$65.637	$67.410	$67.066	$67.292	60.2%

Total Assets Under Management
At End-of-Period	$128.423	$151.563	$156.921	$164.373	$165.438	28.8%

Total Retail and Institutional - Net Flows	$4.898	$1.008	$0.745	$2.526	$(0.088)	NM

Subadvised Assets, included in Assets
Under Management above
Retail	$17.320	$16.899	$16.421	$18.023	$18.466	6.6%
Institutional	5.608	4.593	4.560	4.648	4.645	-17.2%
Total Subadvised Assets	$22.928	$21.491	$20.982	$22.671	$23.111	0.8%

(1) Sales and in-flows include dividend reinvestments.
(2) Balances reflect $26.1 billion of assets assumed as a result of the merger with Jefferson-Pilot on April 4, 2006.
(3) Transfer does not impact LFG consolidated assets under management.

3/31/2007					PAGE 27
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Revenue
Premiums	$16.6	$19.9	$21.1	$21.0	$24.2	45.8%
Mortality assessments	7.8	8.9	8.7	9.0	10.0	28.2%
Expense assessments	28.0	34.7	23.9	36.8	37.1	32.5%
Net investment income	17.0	17.8	18.6	18.0	19.3	13.5%
Other revenue and fees	0.1	-	-	-	0.1	-
Total Operating Revenue	69.5	81.4	72.3	84.8	90.7	30.5%

Operating Expenses
Insurance benefits	25.4	27.5	25.0	30.4	36.0	41.7%
Operating and acquisition expenses	27.6	38.9	34.5	39.1	38.0	37.7%
Total Operating Expenses	53.0	66.3	59.5	69.5	74.0	39.6%

Income from operations before Federal income taxes	16.5	15.1	12.8	15.3	16.7	1.2%
Federal income taxes	5.8	5.2	4.5	5.4	5.9	1.7%

Income from Operations	$10.7	$9.9	$8.3	$9.9	$10.9	1.9%

Effective tax rate on
Income from Operations	35.1%	34.4%	35.2%	35.3%	35.3%

Average equity	$427.0	$417.8	$406.0	$392.3	$384.8
Return on average equity	10.0%	9.5%	8.2%	10.1%	11.3%

Operating and Acquisition Expenses

Commissions	$0.9	$1.1	$1.4	$1.1	$1.0	11.1%
General and administrative expenses	22.7	23.9	25.1	27.9	26.5	16.7%
Total commissions and expenses incurred	23.6	25.0	26.4	29.0	27.6	16.9%
Less: commissions and expenses capitalized	(0.5)	(0.1)	(0.6)	(0.7)	(0.6)	-20.0%
Amortization of DAC and VOBA	4.5	13.9	8.7	10.8	11.0	144.4%

Net Operating and Acquisition Expenses	$27.6	$38.9	$34.5	$39.1	$38.0	37.7%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$743.4	$747.2	$781.7	$783.4	$809.0
Deferral	0.5	0.1	0.6	0.7	0.6
Amortization	(4.5)	(13.9)	(8.7)	(10.8)	(11.0)
Included in Total Benefits and Expenses	(4.0)	(13.8)	(8.0)	(10.1)	(10.4)
Foreign currency translation adjustment	7.7	48.3	9.7	35.7	4.1
Balance at end of period	$747.2	$781.7	$783.4	$809.0	$802.6

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$363.1	$364.5	$381.2	$392.8	$404.5
Deferral	1.0	0.5	0.8	0.6	0.9
Amortization	(3.4)	(7.4)	6.1	(6.8)	(7.0)
Included in Income from Operations	(2.4)	(6.9)	6.9	(6.2)	(6.1)
Foreign currency translation adjustment	3.8	23.6	4.7	17.9	2.0
Balance at end of period	$364.5	$381.2	$392.8	$404.5	$400.4

3/31/2007					PAGE 28
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Unit Linked Assets
Balance-Beg-of-Period	$7.320	$7.754	$7.857	$8.118	$8.757	19.6%

Deposits	0.069	0.073	0.105	0.071	0.068	-1.4%
Withdrawals (including charges) and Deaths	(0.186)	(0.201)	(0.218)	(0.232)	(0.240)	-29.0%
Net Flows	(0.118)	(0.128)	(0.113)	(0.161)	(0.172)	-45.8%
Investment income and change in market value	0.479	(0.267)	0.275	0.424	0.277	-42.2%
Foreign Currency Adjustment	0.072	0.500	0.098	0.376	0.045	-37.5%
Unit Linked Assets - End-of-Period	$7.754	$7.857	$8.118	$8.757	$8.906	14.9%

Individual Life In-force	$17.744	$18.289	$18.464	$19.345	$19.307	8.8%

Exchange Rate - Dollars to Pounds
For-the-Period	1.754	1.829	1.878	1.930	1.964	12.0%
End-of-Period	1.737	1.849	1.872	1.958	1.968	13.3%

3/31/2007					PAGE 29
Lincoln Financial Media
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Operating Results
Communications revenues, net	$-	$57.5	$59.8	$70.0	$67.2	NM
Cost of sales	-	7.6	10.3	15.2	17.0	NM
Operating expenses	-	22.2	21.0	21.7	24.2	NM
Station operating income	-	27.7	28.5	33.1	26.0	NM
Depreciation and amortization	-	6.0	2.7	2.6	4.2	NM
General and administrative expenses	-	1.8	1.4	1.2	1.3	NM
Taxes, licenses and fees	-	-	1.5	1.8	1.3	NM
Net interest expense and other	-	0.3	0.3	0.3	0.1	NM

Income from operations before Federal income taxes	-	19.6	22.6	27.2	19.2	NM

Federal income taxes	-	7.7	8.0	9.6	6.8	NM

Income from Operations	$-	$11.9	$14.6	$17.5	$12.4	NM

Effective tax rate on
Income from Operations		39.3%	35.4%	35.4%	35.5%

Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Operating Revenue
Premiums	$0.3	$0.3	$0.9	$3.8	$2.1	NM
Net investment income	39.6	72.1	59.6	53.1	46.7	17.9%
Amortization of deferred gain on
indemnity reinsurance (2)	18.8	18.8	18.8	18.8	18.6	-1.1%
Other revenue and fees	(1.8)	(0.1)	(4.5)	(4.9)	(2.9)	-61.1%
Inter-segment elimination of investment advisory fees	(25.1)	(23.5)	(23.3)	(25.2)	(24.5)	2.4%
Total Operating Revenue	31.7	67.6	51.4	45.6	40.0	26.2%

Operating Expenses
Insurance benefits	1.6	4.1	3.9	7.3	5.7	256.3%
Interest credited to contractholder funds	33.9	36.5	36.1	37.1	37.1	9.4%
Operating and acquisition expenses	(1.2)	28.5	(7.3)	33.8	16.9	NM
Taxes, licenses and fees	3.0	0.6	2.6	1.2	2.7	-10.0%
Interest	21.5	64.3	66.7	64.3	60.8	182.8%
Inter-segment elimination of investment advisory fees	(25.1)	(23.5)	(23.3)	(25.2)	(24.5)	2.4%
Total Operating Expenses	33.7	110.6	78.8	118.6	98.6	192.6%

Income (loss) from operations before Federal income taxes	(2.0)	(43.1)	(27.4)	(73.0)	(58.5)	NM

Federal income taxes	(2.2)	(17.0)	(15.9)	(34.5)	(23.3)	NM

Income (loss) from Operations	$0.1	$(26.1)	$(11.5)	$(38.4)	$(35.2)	NM

(1) Includes eliminations of intercompany transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

3/31/2007					PAGE 30
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$0.471	$0.872	$1.062	$1.100	$0.821	74.3%
Individual Markets - Variable Annuities	1.665	1.867	1.658	2.061	2.000	20.1%
Individual Markets - Life Insurance	0.488	1.023	0.753	1.101	1.039	112.9%
Employer Markets - Fixed Annuities	0.253	0.242	0.268	0.183	0.299	18.2%
Employer Markets - Variable Products (1)	0.987	0.918	0.818	0.916	1.188	20.4%
Employer Markets - Executive Benefits	0.047	0.077	0.058	0.085	0.065	38.3%
Inv Mgmt - Annuities	0.885	0.869	0.960	0.932	1.300	46.9%
Inv Mgmt - Mutual Funds	1.329	1.370	1.151	1.768	1.753	31.9%
Inv Mgmt - Managed Acct. & Other	1.806	1.043	0.386	0.493	0.550	-69.5%
Consolidating Adjustments	(0.481)	(0.773)	(0.817)	(0.833)	(0.799)	-66.1%
Total Gross Retail Deposits	7.449	7.509	6.297	7.805	8.217	10.3%

Inv Mgmt - Institutional	5.044	2.764	2.406	4.888	2.431	-51.8%
Consolidating Adjustments	(0.257)	(0.365)	(0.202)	(0.109)	(0.112)	56.4%
Total Gross Deposits	$12.236	$9.907	$8.501	$12.584	$10.536	-13.9%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$8.362	$17.384	$16.894	$16.733	$16.449	96.7%
Individual Markets - Variable Annuities	40.495	41.537	43.977	48.169	50.300	24.2%
Individual Markets - Life Insurance	14.268	25.479	25.821	26.490	26.924	88.7%
Employer Markets - Fixed Annuities	11.033	11.050	11.061	11.006	10.993	-0.4%
Employer Markets - Variable Products (1)	20.702	20.475	21.166	22.650	23.482	13.4%
Employer Markets - Executive Benefits	1.387	4.228	4.252	4.305	4.264	207.4%
Inv Mgmt - Annuities	13.998	13.577	14.129	15.151	15.467	10.5%
Inv Mgmt - Mutual Funds	17.101	16.654	17.068	17.875	18.747	9.6%
Inv Mgmt - Managed Acct. & Other	15.162	15.812	16.279	17.594	17.681	16.6%
Consolidating Adjustments	(13.282)	(13.057)	(13.649)	(14.687)	(15.025)	-13.1%
Total Retail Account Balances	129.225	153.137	156.998	165.287	169.282	31.0%

Inv Mgmt - Institutional	40.167	39.883	42.035	46.686	46.251	15.1%
Consolidating Adjustments	(3.573)	(3.557)	(3.510)	(3.604)	(2.829)	20.8%
Total Account Balances	$165.820	$189.464	$195.524	$208.369	$212.704	28.3%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
For the Period Ended	2006	2006	2006	2006	2007	Change

Individual Markets - Life	$0.257	$0.548	$0.491	$0.727	$0.698	171.6%
Individual Markets - Annuities	0.770	0.699	0.304	0.892	0.754	-2.1%
Employer Markets - Defined Contribution	0.181	0.114	0.037	0.010	0.221	22.1%
Employer Markets - Executive Benefits	0.039	0.035	(0.011)	(0.007)	(0.075)	NM
Investment Management - Retail	1.305	0.322	(0.300)	(0.140)	0.233	-82.1%
Consolidating Adjustments	0.083	(0.009)	0.012	(0.092)	(0.004)	NM
Total Retail Net Flows	2.635	1.709	0.532	1.390	1.827	-30.7%

Investment Management - Institutional	3.592	0.687	1.046	2.666	(0.321)	NM
Consolidating Adjustments	(0.039)	(0.047)	0.139	0.068	0.048	223.1%
Total Net Flows	$6.188	$2.349	$1.717	$4.125	$1.554	-74.9%

(1) Includes amounts attributable to Alliance program mutual fund net flows.
Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

3/31/2007			PAGE 31
Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$32.893	$54.024	$55.825	$55.853	$56.256	71.0%
Equity securities - available for sale	0.176	0.579	0.662	0.700	0.714	NM
Trading securities	3.190	3.109	3.172	3.036	2.910	-8.8%
Other investments	6.314	12.003	11.948	11.898	11.970	89.6%
Total LNC Investments	42.573	69.714	71.608	71.488	71.849	68.8%
Separate accounts	67.984	71.095	74.357	80.534	83.147	22.3%
Cash and invested cash	1.974	1.500	1.108	1.621	0.900	-54.4%
Total LNC	112.531	142.309	147.073	153.642	155.897	38.5%

Non-affiliate assets managed	70.464	70.185	73.227	79.881	81.134	15.1%

Total Assets Managed	$182.995	$212.495	$220.300	$233.523	$237.031	29.5%

Assets Managed by Advisor
Investment Management segment
(See page 26 for additional detail)	$86.428	$85.926	$89.511	$97.307	$98.146	13.6%
DLIA-Corp
(Assets managed internally-see page 26)	41.995	65.637	67.410	67.066	67.292	60.2%
Lincoln UK	8.986	9.171	9.440	10.108	10.255	14.1%
Domestic Policy Loans (excluding Lincoln UK)	1.856	2.712	2.720	2.755	2.763	48.9%
Non-LNC Affiliates	43.729	49.049	51.219	56.286	58.575	34.0%
Total Assets Managed	$182.995	$212.495	$220.300	$233.523	$237.031	29.5%

3/31/2007				PAGE 32
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change

Net Investment Income

Fixed maturity AFS securities	$513.7	$829.0	$824.8	$841.7	$843.8	64.3%
Equity AFS securities	2.1	8.6	7.9	8.5	8.6	NM
Trading securities	49.7	49.4	49.2	48.6	45.4	-8.7%
Mortgage loans on real estate	67.2	135.0	137.8	128.5	130.6	94.3%
Real estate	9.1	13.2	13.3	20.6	15.2	67.0%
Policy loans	29.7	42.5	43.0	43.7	42.6	43.4%
Invested cash	22.8	22.2	33.0	15.6	18.2	-20.2%
Other investments	14.6	10.2	41.3	71.8	29.8	104.1%
Investment revenue	708.8	1,110.1	1,150.3	1,179.0	1,134.2	60.0%
Investment expense	(30.4)	(41.9)	(42.4)	(52.6)	(44.6)	-46.7%

Net Investment Income	$678.3	$1,068.2	$1,107.9	$1,126.3	$1,089.5	60.6%

Mean Invested Assets (Amortized Cost)	$44,363.6	$70,933.3	$70,646.9	$70,451.4	$69,905.7

Ratio of Net Investment Income Over Mean Invested Assets	6.12%	6.02%	6.27%	6.39%	6.23%

	Three Months Ended
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Realized Investment Gains (Losses)
Fixed maturities	$4.4	$8.2	$6.7	$10.6	$44.2	NM
Equity securities	0.2	(1.1)	-	-	2.2	NM
Other gains (losses), net	3.5	6.5	(5.5)	3.5	(0.1)	NM
Policyholders' interest	(1.8)	(1.4)	2.0	7.6	(1.9)	-5.6%
Capital gains expense	(2.4)	-	-	-	-	NM
Sale of affiliate	-	-	-	-	-	NM
Total pretax gains (losses)	3.9	12.2	3.1	21.7	44.4	NM
Amortization of DAC, VOBA and deferred
sales inducements	(10.9)	(18.9)	(8.9)	(8.9)	(17.9)	-64.2%
Income taxes	(2.9)	(3.0)	(1.7)	3.4	9.3	NM
Realized investment gains (losses), net of taxes	$(4.2)	$(3.8)	$(4.1)	$9.4	$17.1	NM

		As of March 31, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities [Millions of Dollars]
Fixed Maturity Sec (Fair Value)		$59,165.3	98.8%		$58,889.8	98.8%
Fixed Maturity Sec (Amortized Cost)		57,951.2	98.9%		57,725.8	98.9%

Equity Securities (Fair Value)		713.9	1.2%		700.2	1.2%
Equity Securities (Amortized Cost)		655.4	1.1%		656.8	1.1%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			19.9%			19.6%
AA or better			29.2%			28.1%
BB or less			5.6%			6.3%

General Account Investments		As of March 31, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$45,484.0	80.9%		$45,489.4	81.4%
U.S. government bonds		244.3	0.4%		263.4	0.5%
Foreign government bonds		1,077.1	1.9%		1,141.6	2.0%
Mortgage backed securities		9,186.2	16.3%		8,691.3	15.6%
State and municipal bonds		155.5	0.3%		159.4	0.3%
Preferred stocks - redeemable		108.4	0.2%		108.3	0.2%
Total		$56,255.6	100.0%		$55,853.4	100.0%

	As of
	March	June	Sept.	Dec.	March	%
	2006	2006	2006	2006	2007	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$32,892.8	$54,024.1	$55,824.9	$55,853.4	$56,255.6	71.0%
Equity	176.0	578.5	662.0	700.2	713.9	NM
Trading securities	3,190.1	3,109.0	3,172.5	3,036.3	2,909.7	-8.8%
Mortgage loans on real estate & real estate	3,766.5	8,169.7	8,004.5	7,805.6	7,822.2	107.7%
Policy loans	1,860.4	2,716.4	2,724.9	2,759.7	2,766.8	48.7%
Derivative Investments	199.3	279.6	349.4	415.3	412.6	107.0%
Other investments	488.2	837.0	869.3	917.1	968.6	98.4%
Total	$42,573.2	$69,714.4	$71,607.5	$71,487.6	$71,849.3	68.8%